Exhibit 10.4

NIMBLE STORAGE, INC.

2013 EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE. Nimble Storage, Inc. adopted the Plan effective as of the date of the IPO. The purpose of this Plan is to provide eligible employees of the Company and the Participating Corporations with a means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company. Capitalized terms not defined elsewhere in the text are defined in Section 28.

2. ESTABLISHMENT OF PLAN. The Company proposes to grant rights to purchase shares of Common Stock to eligible employees of the Company and its Participating Corporations pursuant to this Plan. The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. In addition, with regard to offers of options to purchase shares of the Common Stock under the Plan to employees working for a Subsidiary or an Affiliate outside the United States, this Plan authorizes the grant of options that are not intended to meet Section 423 requirements, provided, if necessary under Section 423 of the Code, the other terms and conditions of the Plan are met.

Subject to Section 14, a total of the lesser of 3,350,000 shares of Common Stock or 2% of Common Stock and Common Stock equivalents (including options, RSUs, warrants and the pool of available Shares under the Plan and the 2013 Equity Incentive Plan (it being understood that this calculation will be done collectively with the calculation of the pool of available Shares under the 2013 Equity Incentive Plan)) outstanding on the date of consummation of the IPO is reserved for issuance under this Plan. In addition, on each February 1 of each calendar year, the aggregate number of shares of Common Stock reserved for issuance under the Plan shall be increased automatically by the number of shares equal to one percent (1%) of the total number of outstanding shares of Common Stock and Common Stock equivalents outstanding on the immediately preceding January 31 (rounded down to the nearest whole share); provided, that the Board or the Committee may in its sole discretion reduce the amount of the increase in any particular year. Subject to Section 14, no more than thirty million (30,000,000) shares of Common Stock may be issued over the term of this Plan. The number of shares initially reserved for issuance under this Plan and the maximum number of shares that may be issued under this Plan shall be subject to adjustments effected in accordance with Section 14.

3. ADMINISTRATION. The Plan will be administered by the Committee. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all Participants. The Committee will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to designate the Participating Corporations, to determine when to grant options which are not intended to meet the Code Section 423 requirements and to decide upon any and all claims filed under the Plan. Every finding, decision and determination made by the Committee will, to the full extent permitted by law, be final and binding upon all parties. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt rules, sub-plans, and/or procedures relating to the operation and administration of the Plan designed to comply with local laws, regulations or customs or to achieve tax, securities law or other objectives for eligible employees outside of the United States. The Committee will have the authority to determine the Fair Market Value of the Common Stock (which determination shall be final, binding and conclusive for all purposes) in accordance with Section 8 below and to interpret Section 8 of the Plan in connection with circumstances that impact the Fair Market Value. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company. For purposes of this Plan, the Committee may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible employees of one or more Participating Corporations will participate, even if the dates of the applicable Offering Periods of each such offering are identical.

4. ELIGIBILITY.

(a) Any employee of the Company or the Participating Corporations is eligible to participate in an Offering Period under this Plan, except that one or more of the following categories of employees may be excluded from coverage under the Plan by the Committee (other than where prohibited by applicable law):

(i) employees who are customarily employed for twenty (20) hours or less per week;

(ii) employees who are customarily employed for five (5) months or less in a calendar year; and

(iii) employees who do not meet any other eligibility requirements that the Committee may choose to impose (within the limits permitted by the Code).

The foregoing notwithstanding, an individual shall not be eligible if his or her participation in the Plan is prohibited by the law of any country that has jurisdiction over him or her, if complying with the laws of the applicable country would cause the Plan to violate Section 423 of the Code, or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

(b) No employee who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, owns stock or holds options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Parent or Subsidiary or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Parent or Subsidiary shall be granted an option to purchase Common Stock under the Plan.

5. OFFERING DATES.

(a) Each Offering Period of this Plan may be of up to twenty-seven (27) months duration and shall commence and end at the times designated by the Committee. Each Offering Period may consist of one or more Purchase Periods during which payroll deductions of Participants are accumulated under this Plan.

(b) The initial Offering Period shall commence on a date selected by the Committee and shall end with the Purchase Date that occurs on a date selected by the Committee which is approximately twenty four months after the commencement of the initial Offering Period, but no more than twenty-seven (27) months after the commencement of the initial Offering period. The initial Offering Period shall consist of four Purchase Periods. Thereafter, a twenty four-month Offering Period shall commence on each March 10 and September 10, with each such Offering Period also consisting of four six-month Purchase Periods, except as otherwise provided by an applicable subplan, or on such other date determined by the Committee. The Committee may at any time establish a different duration for an Offering Period or Purchase Period to be effective after the next scheduled Purchase Date.

6. PARTICIPATION IN THIS PLAN.

(a) Any employee who is an eligible employee determined in accordance with Section 4 immediately prior to the initial Offering Period, and has not indicated otherwise in writing prior to the commencement of the initial Offering Period, will be automatically enrolled in the initial Offering Period under this Plan for the maximum number of shares of Common Stock purchasable. With respect to subsequent Offering Periods, any eligible employee determined in accordance with Section 4 will be eligible to participate in this Plan, subject to the requirement of Section 6(b) hereof and the other terms and provisions of this Plan.

(b) With respect to Offering Periods after the initial Offering Period, a Participant may elect to participate in this Plan by submitting an enrollment agreement prior to the commencement of the Offering Period (or such earlier date as the Committee may determine) to which such agreement relates.

(c) Once an employee becomes a Participant in an Offering Period, then such Participant will automatically participate in each subsequent Offering Period commencing immediately following the last day of the prior Offering Period unless the Participant withdraws or is deemed to withdraw from this Plan or terminates further participation in an Offering Period as set forth in Section 11 below. A Participant who is continuing participation pursuant to the preceding sentence is not required to file any additional enrollment agreement in order to continue participation in this Plan; a Participant who is not continuing participation pursuant to the preceding sentence is required to file an enrollment agreement prior to the commencement of the Offering Period (or such earlier date as the Committee may determine) to which such agreement relates.

7. GRANT OF OPTION ON ENROLLMENT. Becoming a Participant with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such Participant of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by a fraction, the numerator of which is the amount accumulated in such Participant’s payroll deduction account during such Purchase Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date (but in no event less than the par value of a share of the Common Stock), or (ii) eighty-five percent (85%) of the Fair Market Value of a share of the Common Stock on the Purchase Date provided, however, that for the Purchase Period within the initial Offering Period the numerator shall be fifteen percent (15%) of the Participant’s compensation for such Purchase Period, or such lower percentage as determined by the Committee prior to the start of the Offering Period, and provided, further, that the number of shares of Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section 10(b) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 10(a) below with respect to the applicable Purchase Date.

8. PURCHASE PRICE. The Purchase Price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

(a) The Fair Market Value on the Offering Date; or

(b) The Fair Market Value on the Purchase Date.

9. PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTION CHANGES; SHARE ISSUANCES.

(a) The Purchase Price shall be accumulated by regular payroll deductions made during each Offering Period, unless the Committee determines with respect to categories of Participants outside the United States that contributions may be made in another form due to local legal requirements. The deductions are made as a percentage of the Participant’s compensation in one percent (1%) increments not less than one percent (1%), nor greater than fifteen percent (15%) or such lower limit set by the Committee. Compensation shall mean all W-2 cash compensation, including without limitation base salary or regular hourly wages, bonuses, incentive compensation, commissions, overtime, shift premiums, plus draws against commissions (or in foreign jurisdictions, equivalent cash compensation); however, the Committee may at any time prior to the beginning of an Offering Period determine a definition of Compensation that is different than the above. For purposes of determining a Participant’s Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code (or in foreign jurisdictions, equivalent salary deductions) shall be treated as if the Participant did not make such election. Payroll deductions shall commence on the first payday following the last Purchase Date (with respect to the initial Offering Period, as soon as practicable following the effective date of filing with the U.S. Securities and Exchange Commission a securities registration statement for the Plan) and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan. Notwithstanding the foregoing, the terms of any sub-plan may permit matching shares without the payment of any purchase price.

(b) A Participant may decrease the rate of payroll deductions during an Offering Period by filing with the Company a new authorization for payroll deductions, with the new rate to become effective no later than the second payroll period commencing after the Company’s receipt of the authorization and continuing for the remainder of the Offering Period unless changed as described below. A decrease in the rate of payroll deductions may be made once during an Offering Period or more frequently under rules determined by the Committee. A Participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions prior to the beginning of such Offering Period, or such other time period as specified by the Committee.

(c) A Participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Company a request for cessation of payroll deductions. Such reduction shall be effective beginning no later than the second payroll period after the Company’s receipt of the request and no further payroll deductions will be made for the duration of the Offering Period. Payroll deductions credited to the Participant’s account prior to the effective date of the request shall be used to purchase shares of Common Stock in accordance with Subsection (e) below. A reduction of the payroll deduction percentage to zero shall be treated as such Participant’s withdrawal from such Offering Period and the Plan, effective as of the day after the next Purchase Date following the filing date of such request with the Company.

(d) All payroll deductions made for a Participant are credited to his or her account under this Plan and are deposited with the general funds of the Company, except to the extent local legal restrictions outside the United States require segregation of such payroll deductions. No interest accrues on the payroll deductions, except to the extent required due to local legal requirements. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions, except to the extent necessary to comply with local legal requirements outside the United States.

(e) On each Purchase Date, so long as this Plan remains in effect and provided that the Participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the Participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the Participant as of that date returned to the Participant, the Company shall apply the funds then in the Participant’s account to the purchase of whole shares of Common Stock reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Purchase Price per share shall be as specified in Section 8 of this Plan. Any fractional share, as calculated under this Subsection (e), shall be rounded down to the next lower whole share, unless the Committee determines with respect to all Participants that any fractional share shall be credited as a fractional share. Any amount remaining in a Participant’s account on a Purchase Date which is less than the amount necessary to purchase a full share of the Common Stock shall be carried forward, without interest (except to the extent necessary to comply with local legal requirements outside the United States), into the next Purchase Period or Offering Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the Participant, without interest (except to the extent required due to local legal requirements outside the United States). No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date, except to the extent required due to local legal requirements outside the United States.

(f) As promptly as practicable after the Purchase Date, the Company shall issue shares for the Participant’s benefit representing the shares purchased upon exercise of his or her option.

(g) During a Participant’s lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(h) To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company or any Subsidiary or Affiliate, as applicable, may withhold, by any method permissible under the applicable law, the amount necessary for the Company or Subsidiary or Affiliate, as applicable, to meet applicable withholding obligations, including any withholding required to make available to the Company or Subsidiary or Affiliate, as applicable, any tax deductions or benefits attributable to the sale or early disposition of shares of Common Stock by a Participant. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

10. LIMITATIONS ON SHARES TO BE PURCHASED.

(a) Any other provision of the Plan notwithstanding, no Participant shall purchase Common Stock with a Fair Market Value in excess of the following limit:

(i) In the case of Common Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

(ii) In the case of Common Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the immediately preceding calendar year.

(iii) In the case of Common Stock purchased during an Offering Period that commenced two calendar years prior, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the two immediately preceding calendar years.

For purposes of this Subsection (a), the Fair Market Value of Common Stock shall be determined in each case as of the beginning of the Offering Period in which such Common Stock is purchased. Employee stock purchase plans not described in Section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (a) from purchasing additional Common Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall automatically resume at the beginning of the earliest Purchase Period that will end in the next calendar year (if he or she then is an eligible employee), provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

(b) In no event shall a Participant be permitted to purchase more than 2,000 shares on any one Purchase Date or such lesser number as the Committee shall determine. If a lower limit is set under this Subsection (b), then all Participants will be notified of such limit prior to the commencement of the next Offering Period for which it is to be effective.

(c) If the number of shares to be purchased on a Purchase Date by all Participants exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company will give notice of such reduction of the number of shares to be purchased under a Participant’s option to each Participant affected.

(d) Any payroll deductions accumulated in a Participant’s account which are not used to purchase stock due to the limitations in this Section 10, and not covered by Section 9(e), shall be returned to the Participant as soon as practicable after the end of the applicable Purchase Period, without interest (except to the extent required due to local legal requirements outside the United States).

11. WITHDRAWAL.

(a) Each Participant may withdraw from an Offering Period under this Plan pursuant to a method specified for such purpose by the Company. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.

(b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn Participant, without interest (except to the extent required due to local legal requirements outside the United States), and his or her interest in this Plan shall terminate. In the event a Participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 6 above for initial participation in this Plan.

12. TERMINATION OF EMPLOYMENT. Termination of a Participant’s employment for any reason, including retirement, death, disability, or the failure of a Participant to remain an eligible employee of the Company or of a Participating Corporation, immediately terminates his or her participation in this Plan. In such event, accumulated payroll deductions credited to the Participant’s account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest (except to the extent required due to local legal requirements outside the United States). For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Corporation in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute. The Company will have sole discretion to determine whether a Participant has terminated employment and the effective date on which the Participant terminated employment, regardless of any notice period or garden leave required under local law.

13. RETURN OF PAYROLL DEDUCTIONS. In the event a Participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the Participant all accumulated payroll deductions credited to such Participant’s account. No interest shall accrue on the payroll deductions of a Participant in this Plan (except to the extent required due to local legal requirements outside the United States).

14. CAPITAL CHANGES. If the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then the Committee shall adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 2 and 10 shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with the applicable securities laws; provided that fractions of a share will not be issued.

15. NONASSIGNABILITY. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 below) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

16. USE OF PARTICIPANT FUNDS AND REPORTS. The Company may use all payroll deductions received or held by it under the Plan for any corporate purpose, and the Company will not be required to segregate Participant payroll deductions (except to the extent required due to local legal requirements outside the United States). Until shares are issued, Participants will only have the rights of an unsecured creditor unless otherwise required under local law. Each Participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

17. NOTICE OF DISPOSITION. Each U.S. taxpayer Participant shall notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the “Notice Period”). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Corporation, or restrict the right of the Company or any Participating Corporation to terminate such employee’s employment.

19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees granted an option under this Plan that is intended to meet the Code Section 423 requirements shall have equal rights and privileges with respect to this Plan or within any separate offering under the Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code, without further act or amendment by the Company, the Committee or the Board, shall be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

20. NOTICES. All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. TERM; STOCKHOLDER APPROVAL. This Plan will become effective on the Effective Date. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares that are subject to such stockholder approval before becoming available under this Plan shall occur prior to stockholder approval of such shares and the Board or Committee may delay any Purchase Date and postpone the commencement of any Offering Period subsequent to such Purchase Date as deemed necessary or desirable to obtain such approval (provided that if a Purchase Date would occur more than twenty-four (24) months after commencement of the Offering Period to which it relates, then such Purchase Date shall not occur and instead such Offering Period shall terminate without the purchase of such shares and Participants in such Offering Period shall be refunded their contributions without interest). This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time pursuant to Section 25 below), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) the tenth anniversary of the Effective Date under the Plan.

22. DESIGNATION OF BENEFICIARY.

(a) Unless otherwise determined by the Committee, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant’s death.

(b) Such designation of beneficiary may be changed by the Participant at any time by written notice filed with the Company at the prescribed location before the Participant’s death. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, the Company shall deliver such cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such cash to the spouse or, if no spouse is known to the Company, then to any one or more dependents or relatives of the

Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, exchange control restrictions and/or securities law restrictions outside the United States, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Shares may be held in trust or subject to further restrictions as permitted by any subplan.

24. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

25. AMENDMENT OR TERMINATION. The Committee, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Committee in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 14). If an Offering Period is terminated prior to its previously-scheduled expiration, all amounts then credited to Participants’ accounts for such Offering Period, which have not been used to purchase shares of Common Stock, shall be returned to those Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable. Further, the Committee will be entitled to change the Purchase Periods and Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld or contributed in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the administration of the Plan, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s base salary and other eligible compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan. Such actions will not require stockholder approval or the consent of any Participants. However, no amendment shall be made without approval of the stockholders of the Company (obtained in accordance with Section 21 above) within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would: (a) increase the number of shares that may be issued under this Plan; or (b) change the designation of the employees (or class of employees) eligible for participation in this Plan. In addition, in the event the Board or Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or Committee may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequences including, but not limited to: (i) amending the definition of compensation, including with respect to an Offering Period underway at the time; (ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; (iii) shortening any Offering Period by setting a Purchase Date, including an Offering Period underway at the time of the Committee’s action; (iv) reducing the maximum percentage of compensation a participant may elect to set aside as payroll deductions; and (v) reducing the maximum number of shares a Participant may purchase during any Offering Period. Such modifications or amendments will not require approval of the stockholders of the Company or the consent of any Participants.

26. CORPORATE TRANSACTIONS. In the event of a Corporate Transaction, the Offering Period for each outstanding right to purchase Common Stock will be shortened by setting a new Purchase Date and will end on the new Purchase Date. The new Purchase Date shall occur on or prior to the consummation of the Corporate Transaction, as determined by the Board or Committee, and the Plan shall terminate on the consummation of the Corporate Transaction.

27. CODE SECTION 409A; TAX QUALIFICATION.

(a) Options granted under the Plan generally are exempt from the application of Section 409A of the Code. However, options granted to U.S. taxpayers which are not intended to meet the Code Section 423 requirements are intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. Subject to Subsection (b), options granted to U.S. taxpayers outside of the Code Section 423 requirements shall be subject to such terms and conditions that will permit such options to satisfy the requirements of the short-term deferral exception available under Section 409A of the Code, including the requirement that the shares of Common Stock subject to an option be delivered within the short-term deferral period. Subject to Subsection (b), in the case of a Participant who would otherwise be subject to Section 409A of the Code, to the extent the Committee determines that an option or the exercise, payment, settlement or deferral thereof is subject to Section 409A of the Code, the option shall be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.

(b) Although the Company may endeavor to (i) qualify an option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Subsection (a). The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

28. DEFINITIONS.

(a) “Affiliate” means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean the Compensation Committee of the Board that consists exclusively or one or more members of the Board appointed by the Board.

(e) “Common Stock” shall mean the common stock of the Company.

(f) “Company” shall mean Nimble Storage, Inc.

(g) “Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(h) “Effective Date” shall mean the date on which the Registration Statement covering the initial public offering of the shares of Common Stock is declared effective by the U.S. Securities and Exchange Commission.

(i) “Fair Market Value” shall mean, as of any date, the value of a share of Common Stock determined as follows:

(1) if such Common Stock is then quoted on the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (collectively, the “Nasdaq Market”), its closing price on the Nasdaq Market on the day preceding the date of determination, or if there are no sales for such date, then the last preceding business day on which there were sales, as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; or

(2) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the day preceding the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; or

(3) if such Common Stock is publicly traded but is neither quoted on the Nasdaq Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the day preceding the date of determination as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; or

(4) with respect to the initial Offering Period, Fair Market Value on the Offering Date shall be the price at which shares of Common Stock are offered to the public pursuant to the Registration Statement covering the initial public offering of shares of Common Stock; and

(5) if none of the foregoing is applicable, by the Board or the Committee in good faith.

(j) “IPO” shall mean the initial public offering of Common Stock.

(k) “Notice Period” shall mean within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased.

(l) “Offering Date” shall mean the first business day of each Offering Period. However, for the initial Offering Period the Offering Date shall be the Effective Date.

(m) “Offering Period” shall mean a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined by the Committee pursuant to Section 5(a).

(n) “Parent” shall have the same meaning as “parent corporation” in Sections 424(e) and 424(f) of the Code.

(o) “Participant” shall mean an eligible employee who meets the eligibility requirements set forth in Section 4 and who is either automatically enrolled in the initial Offering Period or who elects to participate in this Plan pursuant to Section 6(b).

(p) “Participating Corporation” shall mean any Parent, Subsidiary or Affiliate that the Committee designates from time to time as eligible to participate in this Plan, provided, however, that employees of Affiliates that are designated for participation may be granted only options that do not intend to comply with the Code Section 423 requirements.

(q) “Plan” shall mean this Nimble Storage, Inc. 2013 Employee Stock Purchase Plan.

(r) “Purchase Date” shall mean the last business day of each Purchase Period.

(s) “Purchase Period” shall mean a period during which contributions may be made toward the purchase of Common Stock under the Plan, as determined by the Committee pursuant to Section 5(b).

(t) “Purchase Price” shall mean the price at which Participants may purchase shares of Common Stock under the Plan, as determined pursuant to Section 8.

(u) “Subsidiary” shall have the same meaning as “subsidiary corporation” in Sections 424(e) and 424(f) of the Code.

NIMBLE STORAGE, INC. (THE “COMPANY”) 2013 EMPLOYEE STOCK PURCHASE PLAN (“ESPP”)	U.S. FORM ENROLLMENT/CHANGE FORM

SECTION 1:	CHECK DESIRED ACTION:	AND COMPLETE SECTIONS:

ACTIONS	☐ Enroll in the ESPP	2 + 3 + 4 + 7
	☐ Elect / Change Contribution Percentage	2 + 4 + 7
	☐ Discontinue Contributions	2 + 5 + 7

SECTION 2: PERSONAL DATA	Name: Home Address: Social Security No.: ☐☐☐-☐☐-☐☐☐☐	Department:

SECTION 3: ENROLL

☐  I hereby elect to participate in the ESPP, effective at the beginning of the next Offering Period. I elect to purchase shares of the Common Stock of the Company pursuant to the ESPP. I understand that the stock certificate(s) for the shares purchased on my behalf will be issued in street name and deposited directly into my brokerage account. I hereby agree to take all steps, and sign all forms, required to establish an account with the Company’s broker for this purpose.

My participation will continue as long as I remain eligible, unless I withdraw from the ESPP by filing a new Enrollment/Change Form with the Company. I understand that I must notify the Company of any disposition of shares purchased under the ESPP.

SECTION 4: ELECT/CHANGE CONTRIBUTION PERCENTAGE

I hereby authorize the Company to withhold from each of my paychecks such amount as is necessary to equal at the end of the applicable Offering Period     % of my total cash compensation as would be reported on my W-2 paid during such Offering Period as long as I continue to participate in the ESPP. That amount, plus any accumulated payroll deductions thus far during the current Purchase Period if this is a change, will be applied to the purchase of shares of the Common Stock pursuant to the ESPP. The percentage must be a whole number (from 1%, up to a maximum of 15%, with respect to enrollment or an increase in contribution percentage; from 0%, up to a maximum of 14% for a decrease in contribution percentage).

If this is a change to my current enrollment, this represents an ☐-increase ☐-decrease to my contribution percentage.

Note:    You may not increase your contribution at any time within a Purchase Period. You may decrease your contribution percentage to a percentage other than 0% only once within a Purchase Period to be effective during that Purchase Period. A change will become effective as soon as reasonably practicable after the form is received by the Company. An increase in your contribution percentage can only take effect with the next Offering Period.

SECTION 5: DISCONTINUE CONTRIBUTIONS

☐       I hereby elect to stop my contributions under the ESPP, effective as soon as reasonably  practicable after this form is received by the Company.

 Please ☐-refund all contributions to me in cash, without interest OR ☐- use my  contributions to purchase shares on the next Purchase Date. I understand that I cannot  resume participation until the start of the next Offering Period and must timely file  a new enrollment form to do so.

SECTION 6: ELECTRONIC DELIVERY AND ACCEPTANCE	The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the ESPP by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the ESPP through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

SECTION 7: ACKNOWLEDGMENT AND SIGNATURE	I acknowledge that I have received a copy of the ESPP Prospectus (which summarizes the major features of the ESPP). I have read the Prospectus and my signature below (or my clicking on the Accept box if this is an electronic form) indicates that I hereby agree to be bound by the terms of the ESPP.

	Signature:	Date:

NIMBLE STORAGE, INC. (THE “COMPANY”) 2013 EMPLOYEE STOCK PURCHASE PLAN (“ESPP”)	U.S. FORM - IPO ENROLLMENT/CHANGE FORM

SECTION 1:	CHECK DESIRED ACTION: AND COMPLETE SECTIONS:

ACTIONS	☐ Elect / Change Contribution Percentage 2 + 4 + 7
☐ Discontinue Contributions 2 + 5 + 7

SECTION 2: PERSONAL DATA	Name: Home Address: Social Security No.: ☐☐☐-☐☐-☐☐☐☐	Department:

SECTION 3: ENROLLMENT CONFIRMED

I understand that my enrollment in the ESPP is effective at the beginning of the Offering Period and as a result of that enrollment I am electing to purchase shares of the Common Stock of the Company pursuant to the ESPP. I understand that the stock certificate(s) for the shares purchased on my behalf will be issued in street name and deposited directly into my brokerage account. I hereby agree to take all steps, and sign all forms, required to establish an account with the Company’s broker for this purpose.

My participation will continue as long as I remain eligible, unless I withdraw from the ESPP by filing a new Enrollment/Change Form with the Company. I understand that I must notify the Company of any disposition of shares purchased under the ESPP.

SECTION 4: ELECT / CHANGE CONTRIBUTION PERCENTAGE

I hereby authorize the Company to withhold from each of my paychecks such amount as is necessary to equal at the end of the applicable Offering Period     % of my total cash compensation as would be reported on my W-2 paid during such Offering Period as long as I continue to participate in the ESPP. That amount, plus any accumulated payroll deductions thus far during the current Purchase Period if this is a change, will be applied to the purchase of shares of the Common Stock pursuant to the ESPP. The percentage must be a whole number (from 1%, up to a maximum of 15%, with respect to enrollment or an increase in contribution percentage; from 0%, up to a maximum of 14% for a decrease in contribution percentage).

If this is a change to my current enrollment, this represents an ☐-increase ☐-decrease to my contribution percentage.

Note:     You may not increase your contribution at any time within a Purchase Period. You may decrease your contribution percentage to a percentage other than 0% only once within a Purchase Period to be effective during that Purchase Period. A change will become effective as soon as reasonably practicable after the form is received by the Company. An increase in your contribution percentage can only take effect with the next Offering Period.

SECTION 5: DISCONTINUE CONTRIBUTIONS

☐       I hereby elect to stop my contributions under the ESPP, effective as soon as reasonably  practicable after this form is received by the Company.

 Please ☐-refund all contributions to me in cash, without interest OR ☐- use my contributions to  purchase shares on the next Purchase Date. I understand that I cannot resume participation  until the start of the next Offering Period and must timely file a new enrollment form to do  so.

SECTION 6: ELECTRONIC DELIVERY AND ACCEPTANCE

The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the ESPP by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the ESPP through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

SECTION 7: ACKNOWLEDGMENT AND SIGNATURE	I acknowledge that I have received a copy of the ESPP Prospectus (which summarizes the major features of the ESPP). I have read the Prospectus and my signature below indicates that I hereby agree to be bound by the terms of the ESPP.

	Signature:	Date:

NIMBLE STORAGE, INC. (THE “COMPANY”) 2013 EMPLOYEE STOCK PURCHASE PLAN (“ESPP”)	U.S. FORM – OFFICER ENROLLMENT/CHANGE FORM

SECTION 1:	CHECK DESIRED ACTION:	AND COMPLETE SECTIONS:

ACTIONS	☐ Enroll in the ESPP	2 + 3 + 4 + 8
	☐ Elect / Change Contribution Percentage	2 + 4 + 8
	☐ Discontinue Contributions	2 + 5 + 8
	☐ Elect / Change Automatic Sale on Purchase	2 + 6 + 8

SECTION 2: PERSONAL DATA	Name: Home Address: Social Security No.: ☐☐☐-☐☐-☐☐☐☐		Department:

SECTION 3: ENROLL

☐        I hereby elect to participate in the ESPP, effective at the beginning of the next Offering Period. I elect to purchase shares of the Common Stock of the Company pursuant to the ESPP. I understand that the stock certificate(s) for the shares purchased on my behalf will be issued in street name and deposited directly into my brokerage account. I hereby agree to take all steps, and sign all forms, required to establish an account with the Company’s broker for this purpose.

My participation will continue as long as I remain eligible, unless I withdraw from the ESPP by filing a new Enrollment/Change Form with the Company. I understand that I must notify the Company of any disposition of shares purchased under the ESPP.

SECTION 4: ELECT/CHANGE CONTRIBUTION PERCENTAGE

I hereby authorize the Company to withhold from each of my paychecks such amount as is necessary to equal at the end of the applicable Offering Period     % of my total cash compensation as would be reported on my W-2 paid during such Offering Period as long as I continue to participate in the ESPP. That amount, plus any accumulated payroll deductions thus far during the current Purchase Period if this is a change, will be applied to the purchase of shares of the Common Stock pursuant to the ESPP. The percentage must be a whole number (from 1%, up to a maximum of 15%, with respect to enrollment or an increase in contribution percentage; from 0%, up to a maximum of 14% for a decrease in contribution percentage).

If this is a change to my current enrollment, this represents an ☐-increase ☐-decrease to my contribution percentage.

Note:    You may not increase your contribution at any time within a Purchase Period. You may decrease your contribution percentage to a percentage other than 0% only once within a Purchase Period to be effective during that Purchase Period. A change will become effective as soon as reasonably practicable after the form is received by the Company. An increase in your contribution percentage can only take effect with the next Offering Period.

SECTION 5: DISCONTINUE CONTRIBUTIONS

☐    I hereby elect to stop my contributions under the ESPP, effective as soon as reasonably practicable    after this form is received by the Company.

Please ☐-refund all contributions to me in cash, without interest OR ☐- use my contributions to purchase shares on the next Purchase Date. I understand that I cannot resume participation until the start of the next Offering Period and must timely file a new enrollment form to do so.

SECTION 6: AUTOMATIC SALE ON PURCHASE DATE

☐    I hereby authorize the Company’s broker to automatically sell all shares acquired by me under the ESPP each Purchase Date.

You hereby authorize the Company to arrange a mandatory sale through the Company’s broker (on your behalf and you hereby authorize such sales by this authorization) of all shares acquired by you under the ESPP with such sales to be effected on or about each Purchase Date until you revoke this authorization. You acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale.

You acknowledge that the instruction to the broker to sell is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”), in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable. You acknowledge that you are not aware of any material, nonpublic information with respect to the Company or any securities of the Company as of the date of this Agreement, or that as of the date any sales are effected pursuant to the 10b5-1 Plan you will not effect such sales on the basis of material nonpublic information about the securities or the Company of which you were aware at the time you entered into this Agreement. You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker regarding sales under this 10b5-1 Plan. You acknowledge that it may not be possible to sell shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the New York Stock Exchange, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan. You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

☐    I hereby revoke a prior authorization for the Company’s broker to automatically sell all shares acquired by me under the ESPP each Purchase Date.

SECTION 7: ELECTRONIC DELIVERY AND ACCEPTANCE

The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the ESPP by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the ESPP through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

SECTION 8: ACKNOWLEDGMENT AND SIGNATURE

I acknowledge that I have received a copy of the ESPP Prospectus (which summarizes the major features of the ESPP). I have read the Prospectus and my signature below (or my clicking on the Accept box if this is an electronic form) indicates that I hereby agree to be bound by the terms of the ESPP.

	Signature:	Date:

NIMBLE STORAGE, INC. (THE “COMPANY”) 2013 EMPLOYEE STOCK PURCHASE PLAN (“ESPP”)	U.S. FORM – IPO/OFFICER ENROLLMENT/CHANGE FORM

SECTION 1:	CHECK DESIRED ACTION: AND COMPLETE SECTIONS:

ACTIONS	☐ Elect / Change Contribution Percentage 2 + 4 + 8
☐ Discontinue Contributions 2 + 5 + 8
☐ Elect / Change Automatic Sale on Purchase 2 + 6 + 8

SECTION 2: PERSONAL DATA	Name: Home Address:	Department:
Social Security No.: ☐☐☐-☐☐-☐☐☐☐

SECTION 3: ENROLLMENT CONFIRMED

I understand that my enrollment in the ESPP is effective at the beginning of the Offering Period and as a result of that enrollment I am electing to purchase shares of the Common Stock of the Company pursuant to the ESPP. I understand that the stock certificate(s) for the shares purchased on my behalf will be issued in street name and deposited directly into my brokerage account. I hereby agree to take all steps, and sign all forms, required to establish an account with the Company’s broker for this purpose.

My participation will continue as long as I remain eligible, unless I withdraw from the ESPP by filing a new Enrollment/Change Form with the Company. I understand that I must notify the Company of any disposition of shares purchased under the ESPP.

SECTION 4: ELECT / CHANGE CONTRIBUTION PERCENTAGE

I hereby authorize the Company to withhold from each of my paychecks such amount as is necessary to equal at the end of the applicable Offering Period     % of my total cash compensation as would be reported on my W-2 paid during such Offering Period as long as I continue to participate in the ESPP. That amount, plus any accumulated payroll deductions thus far during the current Purchase Period if this is a change, will be applied to the purchase of shares of the Common Stock pursuant to the ESPP. The percentage must be a whole number (from 1%, up to a maximum of 15%, with respect to enrollment or an increase in contribution percentage; from 0%, up to a maximum of 14% for a decrease in contribution percentage).

If this is a change to my current enrollment, this represents an ☐-increase ☐-decrease to my contribution percentage.

Note:  You may not increase your contribution at any time within a Purchase Period. You may decrease your contribution percentage to a percentage other than 0% only once within a Purchase Period to be effective during that Purchase Period. A change will become effective as soon as reasonably practicable after the form is received by the Company. An increase in your contribution percentage can only take effect with the next Offering Period.

SECTION 5: DISCONTINUE CONTRIBUTIONS

☐       I hereby elect to stop my contributions under the ESPP, effective as soon as reasonably practicable  after this form is received by the Company.

 Please ☐-refund all contributions to me in cash, without interest OR ☐- use my contributions to  purchase shares on the next Purchase Date. I understand that I cannot resume participation until  the start of the next Offering Period and must timely file a new enrollment form to do so.

SECTION 6: AUTOMATIC SALE ON PURCHASE DATE

☐    I hereby authorize the Company’s broker to automatically sell all shares acquired by me under the ESPP each Purchase Date.

You hereby authorize the Company to arrange a mandatory sale through the Company’s broker (on your behalf and you hereby authorize such sales by this authorization) of all shares acquired by you under the ESPP with such sales to be effected on or about each Purchase Date until you revoke this authorization. You acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale.

You acknowledge that the instruction to the broker to sell is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”), in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable. You acknowledge that you are not aware of any material, nonpublic information with respect to the Company or any securities of the Company as of the date of this Agreement, or that as of the date any sales are effected pursuant to the 10b5-1 Plan you will not effect such sales on the basis of material nonpublic information about the securities or the Company of which you were aware at the time you entered into this Agreement. You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker regarding sales under this 10b5-1 Plan. You acknowledge that it may not be possible to sell shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the New York Stock Exchange, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan. You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

☐    I hereby revoke a prior authorization for the Company’s broker to automatically sell all shares acquired by me under the ESPP each Purchase Date.

SECTION 7: ELECTRONIC DELIVERY AND ACCEPTANCE	The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the ESPP by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the ESPP through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

SECTION 8: ACKNOWLEDGMENT AND SIGNATURE	I acknowledge that I have received a copy of the ESPP Prospectus (which summarizes the major features of the ESPP). I have read the Prospectus and my signature below indicates that I hereby agree to be bound by the terms of the ESPP.

	Signature:	Date:

NIMBLE STORAGE, INC. (THE “COMPANY”) 2013 EMPLOYEE STOCK PURCHASE PLAN (“ESPP”)	NON-U.S. PARTICIPANT FORM ENROLLMENT/CHANGE FORM

SECTION 1:	CHECK DESIRED ACTION:	AND COMPLETE SECTIONS:

ACTIONS	☐ Enroll in the ESPP	2 + 3 + 4 + 8
	☐ Elect / Change Contribution Percentage	2 + 4 + 8
	☐ Discontinue Contributions	2 + 5 + 8
	☐ Elect / Change Automatic Sale on Purchase	2 + 6 + 8

SECTION 2: PERSONAL DATA	Name: Home Address: Employee ID number:		Department:

SECTION 3: ENROLL

☐ I hereby elect to participate in the ESPP, effective at the beginning of the next Offering Period. I elect to purchase shares of the Common Stock of the Company pursuant to the ESPP. I understand that the stock certificate(s) for the shares purchased on my behalf will be issued in street name and deposited directly into my brokerage account. I hereby agree to take all steps, and sign all forms, required to establish an account with the Company’s broker for this purpose.

My participation will continue as long as I remain eligible, unless I withdraw from the ESPP by filing a new Enrollment/Change Form with the Company. I understand that I must notify the Company of any disposition of shares purchased under the ESPP.

SECTION 4: ELECT / CHANGE CONTRIBUTION PERCENTAGE

I hereby authorize the Company to withhold from each of my paychecks such amount as is necessary to equal at the end of the applicable Offering Period    % of my total cash compensation paid during such Offering Period as long as I continue to participate in the ESPP. That amount, plus any accumulated payroll deductions thus far during the current Purchase Period if this is a change, will be applied to the purchase of shares of the Common Stock pursuant to the ESPP. The percentage must be a whole number (from 1%, up to a maximum of 15%, with respect to enrollment or an increase in contribution percentage; from 0%, up to a maximum of 14% for a decrease in contribution percentage).

If this is a change to my current enrollment, this represents an ☐-increase ☐-decrease to my contribution percentage.

Note:     You may not increase your contribution at any time within a Purchase Period. You may decrease your contribution percentage to a percentage other than 0% only once within a Purchase Period to be effective during that Purchase Period. A change will become effective as soon as reasonably practicable after the form is received by the Company. An increase in your contribution percentage can only take effect with the next Offering Period.

SECTION 5: DISCONTINUE CONTRIBUTIONS

☐       I hereby elect to stop my contributions under the ESPP, effective as soon as reasonably practicable after  this form is received by the Company.

 Please ☐-refund all contributions to me in cash, without interest OR ☐- use my contributions to  purchase shares on the next Purchase Date. I understand that I cannot resume participation until the  start of the next Offering Period and must timely file a new enrollment form to do so.

SECTION 6: AUTOMATIC SALE ON PURCHASE DATE

☐    I hereby authorize the Company’s broker to automatically sell all shares acquired by me under the ESPP each Purchase Date.

You hereby authorize the Company to arrange a mandatory sale through the Company’s broker (on your behalf and you hereby authorize such sales by this authorization) of all shares acquired by you under the ESPP with such sales to be effected on or about each Purchase Date until you revoke this authorization. You acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale.

You acknowledge that the instruction to the broker to sell is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”), in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable. You acknowledge that you are not aware of any material, nonpublic information with respect to the Company or any securities of the Company as of the date of this Agreement, or that as of the date any sales are effected pursuant to the 10b5-1 Plan you will not effect such sales on the basis of material nonpublic information about the securities or the Company of which you were aware at the time you entered into this Agreement. You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker regarding sales under this 10b5-1 Plan. You acknowledge that it may not be possible to sell shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the New York Stock Exchange, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan. You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

☐    I hereby revoke a prior authorization for the Company’s broker to automatically sell all shares acquired by me under the ESPP each Purchase Date.

SECTION 7: ELECTRONIC DELIVERY AND ACCEPTANCE	The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the ESPP by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the ESPP through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

SECTION 8: ACKNOWLEDGMENT AND SIGNATURE	I hereby authorize the Company or an agent of the Company to enroll me in the ESPP, to make regular deductions in the amount indicated above, and to purchase shares of the Company’s Common Stock for me. I also authorize the Company to deposit shares purchased with my contributions into a brokerage account as set forth above or according to procedures as may be in effect from time to time. I acknowledge that I have received a copy of the ESPP Prospectus (which summarizes the major features of the ESPP). I have read the Prospectus and my signature below (or my clicking on the Accept box if this is an electronic form) indicates that I hereby agree to be bound by the terms of the ESPP. I also acknowledge and agree to the terms set forth on the attached Non-US Addendum to this Enrollment/Change Form.

	Signature:	Date:

Non-U.S. Addendum

NIMBLE STORAGE, INC.

2013 EMPLOYEE STOCK PURCHASE PLAN

NON-U.S. ADDENDUM TO ENROLLMENT/CHANGE FORM FOR NON-U.S. PARTICIPANTS

Section I

I hereby elect to participate in the Nimble Storage, Inc. 2013 Employee Stock Purchase Plan (“ESPP”) commencing with the Offering Period specified by my attached Enrollment Form, and I hereby subscribe to purchase shares of common stock of Nimble Storage, Inc. (the “Company”) in accordance with the provisions of this Subscription Agreement and the ESPP.

I hereby authorize payroll deductions from each of my paychecks following the commencement of my participation in the ESPP at the rate specified in my attached Enrollment/Change Form. I understand that these payroll deductions will be accumulated for the purchase of shares of common stock of the Company at the applicable purchase price determined in accordance with the ESPP and subject to certain restrictions described in the ESPP. I further understand that, except as otherwise set forth in the ESPP, I will automatically purchase shares on the last day of each Purchase Period during an Offering Period unless I withdraw from participating in the ESPP by withdrawing my election to participate in the ESPP in subsequent enrollment periods or my employment terminates or I become ineligible to participate in the ESPP. I also understand that if my country of residence does not allow payroll deductions, I will participate in the ESPP by contribution by check (and the same ESPP provisions will apply to me with the different method of contribution). Additional details on these requirements can be found in Section II of this Non-U.S. Addendum.

I understand that, if I participate in an Offering Period, my participation will automatically continue in the next Offering Period and each Offering that occurs thereafter unless my eligibility or employment terminates or I withdraw. Each Offering Period will be comprised of two Purchase Periods, each of approximately six months in duration. I understand that I may reduce (but not increase) the rate of my payroll deductions only once during a Purchase Period and that I may increase my rate of payroll deductions only for the next Offering Period prior to the start of the next Offering Period.

I understand that I may withdraw from the ESPP at any time prior to the end of the Offering Period. I further understand that if I withdraw from the ESPP, I may not again participate in the same Offering Period. If I submit a withdrawal election, the withdrawal will be effective in accordance with the ESPP. I understand that if I have withdrawn from an Offering Period, I may not again participate in that Offering Period, but may participate in subsequent Offering Periods by submitting a new Enrollment Form.

The Company will apply the funds in my account under the ESPP to purchase shares on each Purchase Date during an Offering Period. The shares will be deposited directly in my Company-designated brokerage account.

By enrolling in the ESPP, I acknowledge and agree that:

(a) Any notice period mandated under local law shall not be treated as service for the purpose of the ESPP. Subject to the foregoing and the provisions of the ESPP, the Company, in its sole discretion, shall determine whether my service has terminated and the effective date of such termination.

(b) The ESPP is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the ESPP and this Enrollment/Change Form.

(c) The grant of the purchase right is voluntary and occasional and does not create any contractual or other right to receive future grants, or benefits in lieu of grants, even if purchase rights have been granted repeatedly in the past.

(d) My participation in the ESPP shall not create a right to further service with my employer that has been designated as a participant in the ESPP (a “Participating Corporation”) and shall not interfere with the ability of any Participating Corporation to terminate my service at any time, with or without cause, insofar as permitted under local law.

(e) I am voluntarily participating in the ESPP.

(f) The purchase right and resulting shares, if any, are an extraordinary item that does not constitute compensation of any kind for service of any kind rendered to any Participating Corporation, and which is outside the scope of my employment contract, if any.

(g) The purchase right is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) In the event that I am not an employee of the Company or a Participating Corporation, the purchase right will not be interpreted to form an employment contract or relationship with the Company; and furthermore the purchase right will not be interpreted to form an employment contract with any other Participating Corporation.

(i) The future value of the underlying shares is unknown and cannot be predicted with certainty. The value of those shares may increase or decrease.

(j) In consideration of the grant of a purchase right, no claim or entitlement to compensation or damages shall arise from termination of the purchase right or diminution in value of the purchase right or shares resulting from termination of my service (for any reason whether or not in breach of local law) and I irrevocably release the Company and each other Participating Corporation from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by submitting this Enrollment/Change Form, I shall be deemed irrevocably to have waived my entitlement to pursue such a claim.

(k) My payroll account under the ESPP will be denominated in U.S. dollars, and I bear the risk of currency fluctuations in connection with the exchange of contributions into my payroll account under the ESPP from the currency in which my base salary is paid into U.S. dollars and in connection with the exchange of distributions under the ESPP.

I HEREBY EXPLICITLY AND UNAMBIGUOUSLY CONSENT TO THE COLLECTION, USE AND TRANSFER, IN ELECTRONIC OR OTHER FORM, OF MY PERSONAL DATA AS DESCRIBED IN THIS DOCUMENT BY AND AMONG THE COMPANY AND THE PARTICIPATING CORPORATION (THE “PARTICIPATING CORPORATION GROUP”) FOR THE EXCLUSIVE PURPOSE OF IMPLEMENTING, ADMINISTERING AND MANAGING MY PARTICIPATION IN THE ESPP.

I UNDERSTAND THAT THE PARTICIPATING CORPORATION GROUP HOLDS CERTAIN PERSONAL INFORMATION ABOUT ME, INCLUDING, BUT NOT LIMITED TO, MY NAME, HOME ADDRESS AND TELEPHONE NUMBER, DATE OF BIRTH, SOCIAL INSURANCE NUMBER OR OTHER IDENTIFICATION NUMBER, SALARY, NATIONALITY, JOB TITLE, ANY SHARES OR DIRECTORSHIPS HELD IN THE COMPANY, DETAILS OF ALL AWARDS OR ANY OTHER ENTITLEMENT TO SHARES AWARDED, CANCELED, EXERCISED, VESTED, UNVESTED OR OUTSTANDING IN MY FAVOR, FOR THE EXCLUSIVE PURPOSE OF IMPLEMENTING, ADMINISTERING AND MANAGING THE ESPP (“DATA”).

I UNDERSTAND THAT DATA MAY BE TRANSFERRED TO ANY THIRD PARTIES ASSISTING THE COMPANY WITH THE IMPLEMENTATION, ADMINISTRATION AND MANAGEMENT OF THE ESPP. I UNDERSTAND THAT THE RECIPIENTS MAY BE LOCATED IN THE UNITED STATES OR ELSEWHERE, AND THAT THE RECIPIENTS’ COUNTRY (E.G., THE UNITED STATES) MAY HAVE DIFFERENT DATA PRIVACY LAWS AND PROTECTIONS THAN MY COUNTRY. I UNDERSTAND THAT I MAY REQUEST A LIST WITH THE NAMES AND ADDRESSES OF ANY POTENTIAL RECIPIENTS OF THE DATA BY CONTACTING MY LOCAL HUMAN RESOURCES REPRESENTATIVE. I AUTHORIZE THE COMPANY

AND ANY OTHER POSSIBLE RECIPIENTS WHICH MAY ASSIST THE COMPANY (PRESENTLY OR IN THE FUTURE) WITH IMPLEMENTING, ADMINISTERING AND MANAGING THE ESPP TO RECEIVE, POSSESS, USE, RETAIN AND TRANSFER THE DATA, IN ELECTRONIC OR OTHER FORM, FOR THE SOLE PURPOSES OF IMPLEMENTING, ADMINISTERING AND MANAGING YOUR PARTICIPATION IN THE ESPP. I UNDERSTANDING THAT DATA WILL BE HELD ONLY AS LONG AS IS NECESSARY TO IMPLEMENT, ADMINISTER AND MANAGE YOUR PARTICIPATION IN THE ESPP. I UNDERSTAND THAT I MAY, AT ANY TIME, VIEW DATA, REQUEST ADDITIONAL INFORMATION ABOUT THE STORAGE AND PROCESSING OF DATA, REQUIRE ANY NECESSARY AMENDMENTS TO DATA OR REFUSE OR WITHDRAW THE CONSENTS HEREIN, IN ANY CASE WITHOUT COST, BY CONTACTING IN WRITING MY LOCAL HUMAN RESOURCES REPRESENTATIVE. I UNDERSTAND, HOWEVER, THAT REFUSING OR WITHDRAWING MY CONSENT MAY AFFECT MY ABILITY TO PARTICIPATE IN THE ESPP. FOR MORE INFORMATION ON THE CONSEQUENCES OF MY REFUSAL TO CONSENT OR WITHDRAWAL OF CONSENT, I UNDERSTAND THAT I MAY CONTACT MY LOCAL HUMAN RESOURCES REPRESENTATIVE.

Regardless of any action the Company or my employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge and agree that the ultimate liability for all Tax-Related Items legally due by me is and remains my responsibility and that the Company and/or the Employer (i) make no representations nor undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this grant of purchase rights, including the grant and subsequent delivery of shares or the subsequent sale of any shares acquired pursuant to such purchase rights and receipt of any dividends (if any) and (ii) do not commit to structure the terms or any aspect of this grant to reduce or eliminate my liability for Tax-Related Items. I shall pay the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of my participation in the ESPP or my receipt of purchase rights that cannot be satisfied by the means described below. Further, if I am subject to tax in more than one jurisdiction, I acknowledge that the Company and/or Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. The Company may refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items.

Prior to the taxable or tax withholding event, as applicable, I shall pay, or make adequate arrangements satisfactory to the Company or to the Employer (in their sole discretion) to satisfy all Tax-Related Items. In this regard, I authorize the Company and Employer to withhold all applicable Tax-Related Items legally payable by me by withholding from my wages or other cash compensation paid by the Company and/or Employer.

I acknowledge and understand that I should consult a tax adviser regarding my tax obligations under the ESPP.

Notwithstanding any other provision of this Non-U.S. Addendum or the Enrollment/Change Form to the contrary, the purchase rights shall be subject to the specific terms and conditions, if any, set forth in Section II of this Non-U.S. Addendum which are applicable to my country of residence, the provisions of which are incorporated in and constitute part of this Enrollment/Change Form. Moreover, if I relocate to one of the countries included in Section II of this Non-U.S. Addendum, the specific terms and conditions applicable to such country will apply to my purchase rights to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the ESPP or this Enrollment/Change Form.

This Non-U.S. Addendum and Enrollment/Change Form shall be governed by the laws of the State of Delaware, without giving effect to principles of conflicts of law.

I acknowledge that the Company has the right, exercisable in its sole discretion, to amend, suspend or terminate the ESPP at any time without my consent to comply with any applicable law, regulation or rule. Further, I acknowledge that the Company may amend or terminate my purchase rights without my consent to avoid unfavorable financial accounting consequences to the Company, as described in the ESPP.

I am familiar with the provisions of the ESPP and hereby agree to participate in the ESPP subject to all of the provisions thereof. I understand that the effectiveness of this Non-U.S. Addendum and Enrollment/Change Form is dependent upon my eligibility to participate in the ESPP. Furthermore, I hereby consent to receive ESPP documents by electronic delivery. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the ESPP, the delivery of documents via e-mail or such other delivery determined at the Company’s discretion. I acknowledge that I may receive from the Company a paper copy of any documents delivered electronically at no cost if I contact the Company by telephone, through a postal service or electronic mail at [insert email]. I further acknowledge that I will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, I understand that I must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, I understand that my consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if I have provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at [insert email]. Finally, I understand that I am not required to consent to electronic delivery.

Section II

ADDITIONAL TERMS AND CONDITIONS TO THE ENROLLMENT FORM

FOR NON-US PARTICIPANTS

OF THE

NIMBLE STORAGE, INC. 2013 EMPLOYEE STOCK PURCHASE PLAN

TERMS AND CONDITIONS

This Section II of the Non-U.S. Addendum, which is part of the Enrollment/Change Form, includes additional terms and conditions of the Enrollment/Change Form that apply if you are resident in the countries listed below. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the ESPP and the Enrollment/Change Form.

NOTIFICATIONS

This Section II of the Appendix also includes information regarding exchange control and certain other issues of which you should be aware with respect to your participation in the ESPP. The information is based on the securities, exchange control and other laws in effect in the respective countries as of December 1, 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information in this Non-U.S. Addendum as the only source of information relating to the consequences of your participation in the ESPP because such information may be out-of-date when you purchase shares of Common Stock and/or you sell any shares acquired under the ESPP.

In addition, the information contained herein is general in nature and may not apply to your particular situation. As a result, the Company is not in a position to assure you of any particular result. You are therefore advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation.

Finally, if you are a citizen or resident of a country other than that in which you are currently working, the information contained herein may not apply to you.

COUNTRY-SPECIFIC LANGUAGE

Below please find country specific language that applies to participants in the following countries: Australia, Canada, Denmark, France, Germany, The Netherlands, New Zealand, Singapore, Sweden and the United Kingdom.

AUSTRALIA

Terms and Conditions

Prospectus Information. The written or other materials provided to you in connection with the purchase rights granted to you have been prepared for the purpose of complying with the relevant United States securities regulations and applicable stock exchange requirements. The information disclosed may not be the same as that which must be disclosed in a prospectus prepared under Australian law.

Notifications

Securities Law Information. If you acquire shares of Common Stock and offer the shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. You should obtain legal advice on disclosure obligations prior to making any such offer.

Exchange Control Information. Exchange control reporting is required for cash transactions exceeding A$10,000 and international fund transfers. The Australian bank assisting with the transaction will file the report. If there is no Australian bank involved in the transfer, you will be required to file the report.

CANADA

Terms and Conditions

There are no country-specific terms and conditions.

Notifications

There are no country-specific notifications.

DENMARK

Terms and Conditions

Employer Statement. The Employer Statement contains additional terms and conditions that govern your purchase rights and participation in the ESPP. Please review that document carefully.

Notifications

Exchange Control Information. If you establish an account holding shares or an account holding cash outside Denmark, you must report the account to the Danish Tax Administration. The form to be used for such reporting can be obtained from a local bank. Please note that these obligations are separate from and in addition to the obligations described below.

Securities/Tax Reporting Information. If you hold shares of Common Stock acquired under the ESPP in a brokerage account with a broker or bank outside Denmark, you are required to inform the Danish Tax Administration about the account by filing a Form V (Erklaering V) with the Danish Tax Administration. The Form V must be signed both by you and the applicable broker or bank where the account is held. By signing the Form V, the broker or bank undertakes to forward information to the Danish Tax Administration concerning the shares in the account without further request each year. By signing the Form V, you authorize the Danish Tax Administration to examine the account.

In addition, if you open a brokerage account (or a deposit account with a U.S. bank) for the purpose of holding cash outside Denmark, you are also required to inform the Danish Tax Administration of this account by filing a Form K (Erklaering K) with the Danish Tax Administration. The Form K must be signed both by you and the applicable broker or bank where the account is held. By signing the Form K, the broker/bank undertakes an obligation, without further request each year, to forward information to the Danish Tax Administration concerning the content of the account. By signing the Form K, you authorize the Danish Tax Administration to examine the account.

FRANCE

Terms and Conditions

Data Privacy. This language applies to a participant in the ESPP:

“Data Privacy. (a) You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this ESPP and Enrollment/Change Form and any other award materials by and among, as applicable, the employer, the Company and its Affiliates, for the exclusive purpose of implementing, administering and managing your participation in the Plan.

(b) You understand that the Company and the employer may hold (but only process or transfer to the extent required or permitted by local law) the following personal information about you: your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all purchase rights or any other entitlement to shares of Common Stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”).

(c) You understand that Data will be transferred to third parties assisting the Company with the implementation, administration and management of the ESPP, including             . You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than those that apply in your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the Company and any other possible recipients which may assist the Company to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the ESPP. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the ESPP. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the ESPP. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

French translation:

Protection des Données. (a) Vous consentez expressément et sans réserve, à la collecte, l’utilisation et transfert, électronique ou sous une autre forme, de vos Données personnelles telle que décrites dans ce ESPP et ce Formulaire d’Inscription/de Changements, par et entre, selon ce qui est applicable, l’Employeur, la Société et les Sociétés Affiliées, dans l’unique intention de mettre en œuvre, administrer et gérer votre participation au Plan.

(b) Vous comprenez que la Société, ses Filiales et Sociétés Affiliées détiennent (mais ne font que traiter et transférer dans les limites requises ou prévues en vertu des règles applicables localement) le traitement des données personnelles suivantes vous concernant: nom, adresse personnelle et numéro de téléphone, date de naissance, numéro de sécurité sociale ou autre numéro d’identification , salaire, nationalité, poste, informations sur les actions ou mandats détenus dans la Société, le détail de toutes les “options” ou tout autre droit sur des Actions attribué, annulé, exercé , exerçable ou non (vested , unvested), ou échu, afin de mettre en œuvre, administrer et gérer le ESPP (ci après “les Données”).

(c) Vous comprenez que les Données pourront être transférées à toute partie tierce assistant dans la mise en œuvre, l’administration et la gestion du ESPP, ceci comprenant les sociétés:             . Vous comprenez que ces destinataires pourront être situés aux Etats–Unis ou ailleurs, et que le pays du destinataire des Données (e.g les Etats-Unis) pourrait avoir des droits relatifs à la protection des données personnelles différents de ceux applicables dans votre pays. Vous comprenez que vous pourrez demander une liste avec les noms et adresses des potentiels destinataires des Données en contactant un représentant local des ressources humaines. Vous autorisez la Société et tous ses éventuels destinataires à recevoir, posséder, utiliser, garder et transférer les Données, dans une forme électronique ou autre, afin de mettre en œuvre, administrer et gérer votre participation au sein du ESPP. Vous comprenez que les Données seront détenues aussi longtemps que nécessaire pour mettre en œuvre, administrer et gérer votre participation au sein de ESPP. Vous comprenez pouvoir, à tout moment, accéder aux Données, demander des informations supplémentaires sur leur conservation et leur traitement, demander toute modification nécessaire, ou bien refuser ou retirer votre accord, en tout état de cause sans aucun frais, en contactant un représentant local des ressources humaines. Vous comprenez néanmoins, que refuser ou retirer votre accord pourra affecter votre faculté de participation au ESPP. Pour plus d’information sur les conséquences de ce refus ou de votre retrait d’accord, vous comprenez que vous pourrez contacter votre représentant local des ressources humaines à ce sujet.”

Notifications

Exchange Control Information. If you import or export cash (e.g., sales’ proceeds received under the ESPP) with a value equal to or exceeding €7,600 and do not use a French financial institution to do so, you must submit a report to the customs and excise authorities. If you maintain a foreign bank account, you are required to report such account to the French tax authorities when filing your annual tax return.

GERMANY

Terms and Conditions

There are no country-specific terms and conditions.

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If you use a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of shares acquired under the Plan, the bank will file the report for you. In addition, you must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis.

THE NETHERLANDS

Terms and Conditions

There are no country-specific terms and conditions.

Notifications

Insider-Trading Notification. You should be aware of the Dutch insider-trading rules, which may impact the sale of shares of Common Stock acquired under the ESPP. In particular, you may be prohibited from effectuating certain transactions involving shares if you have inside information about the Company. If you are uncertain whether the insider-trading rules apply to you, you should consult your personal legal advisor. By accepting the Subscription Agreement and participating in the ESPP, you acknowledge having read and understood this notification and acknowledge that it is your responsibility to comply with the Dutch insider-trading rules.

NEW ZEALAND

Terms and Conditions

There are no country-specific terms and conditions.

Notifications

Please review the New Zealand notice document.

SINGAPORE

Terms and Conditions

There are no country-specific terms and conditions.

Notifications

Director Notification. If you are a director (as the term is defined under Singapore law) of a Singapore incorporated company which is a related corporation of the Company (a “Singapore Related Company”), you are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Related Company in writing when you acquires an interest (e.g., purchase rights or shares) in the Company. In addition, you must notify the Singapore Related Company when you sell or dispose of shares of Common Stock of the Company. These notifications must be made within two (2) days of acquiring or disposing of any interest in the Company. In addition, a notification of your interests in the Company must be made within two (2) days of becoming a director of the Singapore Related Company.

SWEDEN

Terms and Conditions

There are no country-specific terms and conditions.

Notifications

There are no country-specific notifications.

UNITED KINGDOM

Terms and Conditions

There are no country-specific terms and conditions.

Notifications

There are no country-specific notifications.

NIMBLE STORAGE, INC. (THE “COMPANY”) 2013 EMPLOYEE STOCK PURCHASE PLAN (“ESPP”)	NON-U.S. PARTICIPANT FORM - IPO ENROLLMENT/CHANGE FORM

SECTION 1:	CHECK DESIRED ACTION: AND COMPLETE SECTIONS:

ACTIONS	☐ Elect / Change Contribution Percentage 2 + 4 + 8
☐ Discontinue Contributions 2 + 5 + 8
☐ Elect / Change Automatic Sale on Purchase 2 + 6 + 8

SECTION 2: PERSONAL DATA	Name: Home Address: Employee ID number: ☐☐☐-☐☐-☐☐☐☐	Department:

SECTION 3: ENROLLMENT CONFIRMED

I understand that my enrollment in the ESPP is effective at the beginning of the Offering Period and as a result of that enrollment I am electing to purchase shares of the Common Stock of the Company pursuant to the ESPP. I understand that the stock certificate(s) for the shares purchased on my behalf will be issued in street name and deposited directly into my brokerage account. I hereby agree to take all steps, and sign all forms, required to establish an account with the Company’s broker for this purpose.

My participation will continue as long as I remain eligible, unless I withdraw from the ESPP by filing a new Enrollment/Change Form with the Company. I understand that I must notify the Company of any disposition of shares purchased under the ESPP.

SECTION 4: ELECT / CHANGE CONTRIBUTION PERCENTAGE

I hereby authorize the Company to withhold from each of my paychecks such amount as is necessary to equal at the end of the applicable Offering Period     % of my total cash compensation paid during such Offering Period as long as I continue to participate in the ESPP. That amount, plus any accumulated payroll deductions thus far during the current Purchase Period if this is a change, will be applied to the purchase of shares of the Common Stock pursuant to the ESPP. The percentage must be a whole number (from 1%, up to a maximum of 15%, with respect to enrollment or an increase in contribution percentage; from 0%, up to a maximum of 14% for a decrease in contribution percentage).

If this is a change to my current enrollment, this represents an ☐-increase ☐-decrease to my contribution percentage.

Note:     You may not increase your contribution at any time within a Purchase Period. You may decrease your contribution percentage to a percentage other than 0% only once within a Purchase Period to be effective during that Purchase Period. A change will become effective as soon as reasonably practicable after the form is received by the Company. An increase in your contribution percentage can only take effect with the next Offering Period.

SECTION 5: DISCONTINUE CONTRIBUTIONS

☐       I hereby elect to stop my contributions under the ESPP, effective as soon as reasonably practicable  after this form is received by the Company.

 Please ☐-refund all contributions to me in cash, without interest OR ☐- use my contributions to  purchase shares on the next Purchase Date. I understand that I cannot resume participation until  the start of the next Offering Period and must timely file a new enrollment form to do so.

SECTION 6: AUTOMATIC SALE ON PURCHASE DATE

☐    I hereby authorize the Company’s broker to automatically sell all shares acquired by me under the ESPP each Purchase Date.

You hereby authorize the Company to arrange a mandatory sale through the Company’s broker (on your behalf and you hereby authorize such sales by this authorization) of all shares acquired by you under the ESPP with such sales to be effected on or about each Purchase Date until you revoke this authorization. You acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale.

You acknowledge that the instruction to the broker to sell is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”), in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable. You acknowledge that you are not aware of any material, nonpublic information with respect to the Company or any securities of the Company as of the date of this Agreement, or that as of the date any sales are effected pursuant to the 10b5-1 Plan you will not effect such sales on the basis of material nonpublic information about the securities or the Company of which you were aware at the time you entered into this Agreement. You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker regarding sales under this 10b5-1 Plan. You acknowledge that it may not be possible to sell shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the New York Stock Exchange, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan. You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

☐    I hereby revoke a prior authorization for the Company’s broker to automatically sell all shares acquired by me under the ESPP each Purchase Date.

SECTION 7: ELECTRONIC DELIVERY AND ACCEPTANCE	The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the ESPP by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the ESPP through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

SECTION 8: ACKNOWLEDGMENT AND SIGNATURE	I hereby authorize the Company or an agent of the Company to enroll me in the ESPP, to make regular deductions in the amount indicated above, and to purchase shares of the Company’s Common Stock for me. I also authorize the Company to deposit shares purchased with my contributions into a brokerage account as set forth above or according to procedures as may be in effect from time to time. I acknowledge that I have received a copy of the ESPP Prospectus (which summarizes the major features of the ESPP). I have read the Prospectus and my signature below indicates that I hereby agree to be bound by the terms of the ESPP. I also acknowledge and agree to the terms set forth on the attached Non-US Addendum to this Enrollment/Change Form.

	Signature:	Date:

Non-U.S. Addendum

NIMBLE STORAGE, INC.

2013 EMPLOYEE STOCK PURCHASE PLAN

NON-U.S. ADDENDUM TO ENROLLMENT/CHANGE FORM FOR NON-U.S. PARTICIPANTS

Section I

I hereby elect to participate in the Nimble Storage, Inc. 2013 Employee Stock Purchase Plan (“ESPP”) commencing with the Offering Period specified by my attached Enrollment Form, and I hereby subscribe to purchase shares of common stock of Nimble Storage, Inc. (the “Company”) in accordance with the provisions of this Subscription Agreement and the ESPP.

I hereby authorize payroll deductions from each of my paychecks following the commencement of my participation in the ESPP at the rate specified in my attached Enrollment/Change Form. I understand that these payroll deductions will be accumulated for the purchase of shares of common stock of the Company at the applicable purchase price determined in accordance with the ESPP and subject to certain restrictions described in the ESPP. I further understand that, except as otherwise set forth in the ESPP, I will automatically purchase shares on the last day of each Purchase Period during an Offering Period unless I withdraw from participating in the ESPP by withdrawing my election to participate in the ESPP in subsequent enrollment periods or my employment terminates or I become ineligible to participate in the ESPP. I also understand that if my country of residence does not allow payroll deductions, I will participate in the ESPP by contribution by check (and the same ESPP provisions will apply to me with the different method of contribution). Additional details on these requirements can be found in Section II of this Non-U.S. Addendum.

I understand that, if I participate in an Offering Period, my participation will automatically continue in the next Offering Period and each Offering that occurs thereafter unless my eligibility or employment terminates or I withdraw. Each Offering Period will be comprised of two Purchase Periods, each of approximately six months in duration. I understand that I may reduce (but not increase) the rate of my payroll deductions only once during a Purchase Period and that I may increase my rate of payroll deductions only for the next Offering Period prior to the start of the next Offering Period.

I understand that I may withdraw from the ESPP at any time prior to the end of the Offering Period. I further understand that if I withdraw from the ESPP, I may not again participate in the same Offering Period. If I submit a withdrawal election, the withdrawal will be effective in accordance with the ESPP. I understand that if I have withdrawn from an Offering Period, I may not again participate in that Offering Period, but may participate in subsequent Offering Periods by submitting a new Enrollment Form.

The Company will apply the funds in my account under the ESPP to purchase shares on each Purchase Date during an Offering Period. The shares will be deposited directly in my Company-designated brokerage account.

By enrolling in the ESPP, I acknowledge and agree that:

(a) Any notice period mandated under local law shall not be treated as service for the purpose of the ESPP. Subject to the foregoing and the provisions of the ESPP, the Company, in its sole discretion, shall determine whether my service has terminated and the effective date of such termination.

(b) The ESPP is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the ESPP and this Enrollment/Change Form.

(c) The grant of the purchase right is voluntary and occasional and does not create any contractual or other right to receive future grants, or benefits in lieu of grants, even if purchase rights have been granted repeatedly in the past.

(d) My participation in the ESPP shall not create a right to further service with my employer that has been designated as a participant in the ESPP (a “Participating Corporation”) and shall not interfere with the ability of any Participating Corporation to terminate my service at any time, with or without cause, insofar as permitted under local law.

(e) I am voluntarily participating in the ESPP.

(f) The purchase right and resulting shares, if any, are an extraordinary item that does not constitute compensation of any kind for service of any kind rendered to any Participating Corporation, and which is outside the scope of my employment contract, if any.

(g) The purchase right is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) In the event that I am not an employee of the Company or a Participating Corporation, the purchase right will not be interpreted to form an employment contract or relationship with the Company; and furthermore the purchase right will not be interpreted to form an employment contract with any other Participating Corporation.

(i) The future value of the underlying shares is unknown and cannot be predicted with certainty. The value of those shares may increase or decrease.

(j) In consideration of the grant of a purchase right, no claim or entitlement to compensation or damages shall arise from termination of the purchase right or diminution in value of the purchase right or shares resulting from termination of my service (for any reason whether or not in breach of local law) and I irrevocably release the Company and each other Participating Corporation from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by submitting this Enrollment/Change Form, I shall be deemed irrevocably to have waived my entitlement to pursue such a claim.

(k) My payroll account under the ESPP will be denominated in U.S. dollars, and I bear the risk of currency fluctuations in connection with the exchange of contributions into my payroll account under the ESPP from the currency in which my base salary is paid into U.S. dollars and in connection with the exchange of distributions under the ESPP.

I HEREBY EXPLICITLY AND UNAMBIGUOUSLY CONSENT TO THE COLLECTION, USE AND TRANSFER, IN ELECTRONIC OR OTHER FORM, OF MY PERSONAL DATA AS DESCRIBED IN THIS DOCUMENT BY AND AMONG THE COMPANY AND THE PARTICIPATING CORPORATION (THE “PARTICIPATING CORPORATION GROUP”) FOR THE EXCLUSIVE PURPOSE OF IMPLEMENTING, ADMINISTERING AND MANAGING MY PARTICIPATION IN THE ESPP.

I UNDERSTAND THAT THE PARTICIPATING CORPORATION GROUP HOLDS CERTAIN PERSONAL INFORMATION ABOUT ME, INCLUDING, BUT NOT LIMITED TO, MY NAME, HOME ADDRESS AND TELEPHONE NUMBER, DATE OF BIRTH, SOCIAL INSURANCE NUMBER OR OTHER IDENTIFICATION NUMBER, SALARY, NATIONALITY, JOB TITLE, ANY SHARES OR DIRECTORSHIPS HELD IN THE COMPANY, DETAILS OF ALL AWARDS OR ANY OTHER ENTITLEMENT TO SHARES AWARDED, CANCELED, EXERCISED, VESTED, UNVESTED OR OUTSTANDING IN MY FAVOR, FOR THE EXCLUSIVE PURPOSE OF IMPLEMENTING, ADMINISTERING AND MANAGING THE ESPP (“DATA”).

I UNDERSTAND THAT DATA MAY BE TRANSFERRED TO ANY THIRD PARTIES ASSISTING THE COMPANY WITH THE IMPLEMENTATION, ADMINISTRATION AND MANAGEMENT OF THE ESPP. I UNDERSTAND THAT THE RECIPIENTS MAY BE LOCATED IN THE UNITED STATES OR ELSEWHERE, AND THAT THE RECIPIENTS’ COUNTRY (E.G., THE UNITED STATES) MAY HAVE DIFFERENT DATA PRIVACY LAWS AND PROTECTIONS THAN MY COUNTRY. I UNDERSTAND THAT I MAY REQUEST A LIST WITH THE NAMES AND ADDRESSES OF ANY POTENTIAL RECIPIENTS OF THE DATA BY CONTACTING MY LOCAL HUMAN RESOURCES REPRESENTATIVE. I AUTHORIZE THE COMPANY

AND ANY OTHER POSSIBLE RECIPIENTS WHICH MAY ASSIST THE COMPANY (PRESENTLY OR IN THE FUTURE) WITH IMPLEMENTING, ADMINISTERING AND MANAGING THE ESPP TO RECEIVE, POSSESS, USE, RETAIN AND TRANSFER THE DATA, IN ELECTRONIC OR OTHER FORM, FOR THE SOLE PURPOSES OF IMPLEMENTING, ADMINISTERING AND MANAGING YOUR PARTICIPATION IN THE ESPP. I UNDERSTANDING THAT DATA WILL BE HELD ONLY AS LONG AS IS NECESSARY TO IMPLEMENT, ADMINISTER AND MANAGE YOUR PARTICIPATION IN THE ESPP. I UNDERSTAND THAT I MAY, AT ANY TIME, VIEW DATA, REQUEST ADDITIONAL INFORMATION ABOUT THE STORAGE AND PROCESSING OF DATA, REQUIRE ANY NECESSARY AMENDMENTS TO DATA OR REFUSE OR WITHDRAW THE CONSENTS HEREIN, IN ANY CASE WITHOUT COST, BY CONTACTING IN WRITING MY LOCAL HUMAN RESOURCES REPRESENTATIVE. I UNDERSTAND, HOWEVER, THAT REFUSING OR WITHDRAWING MY CONSENT MAY AFFECT MY ABILITY TO PARTICIPATE IN THE ESPP. FOR MORE INFORMATION ON THE CONSEQUENCES OF MY REFUSAL TO CONSENT OR WITHDRAWAL OF CONSENT, I UNDERSTAND THAT I MAY CONTACT MY LOCAL HUMAN RESOURCES REPRESENTATIVE.

Regardless of any action the Company or my employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge and agree that the ultimate liability for all Tax-Related Items legally due by me is and remains my responsibility and that the Company and/or the Employer (i) make no representations nor undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this grant of purchase rights, including the grant and subsequent delivery of shares or the subsequent sale of any shares acquired pursuant to such purchase rights and receipt of any dividends (if any) and (ii) do not commit to structure the terms or any aspect of this grant to reduce or eliminate my liability for Tax-Related Items. I shall pay the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of my participation in the ESPP or my receipt of purchase rights that cannot be satisfied by the means described below. Further, if I am subject to tax in more than one jurisdiction, I acknowledge that the Company and/or Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. The Company may refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items.

Prior to the taxable or tax withholding event, as applicable, I shall pay, or make adequate arrangements satisfactory to the Company or to the Employer (in their sole discretion) to satisfy all Tax-Related Items. In this regard, I authorize the Company and Employer to withhold all applicable Tax-Related Items legally payable by me by withholding from my wages or other cash compensation paid by the Company and/or Employer.

I acknowledge and understand that I should consult a tax adviser regarding my tax obligations under the ESPP.

Notwithstanding any other provision of this Non-U.S. Addendum or the Enrollment/Change Form to the contrary, the purchase rights shall be subject to the specific terms and conditions, if any, set forth in Section II of this Non-U.S. Addendum which are applicable to my country of residence, the provisions of which are incorporated in and constitute part of this Enrollment/Change Form. Moreover, if I relocate to one of the countries included in Section II of this Non-U.S. Addendum, the specific terms and conditions applicable to such country will apply to my purchase rights to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the ESPP or this Enrollment/Change Form.

This Non-U.S. Addendum and Enrollment/Change Form shall be governed by the laws of the State of Delaware, without giving effect to principles of conflicts of law.

I acknowledge that the Company has the right, exercisable in its sole discretion, to amend, suspend or terminate the ESPP at any time without my consent to comply with any applicable law, regulation or rule. Further, I acknowledge that the Company may amend or terminate my purchase rights without my consent to avoid unfavorable financial accounting consequences to the Company, as described in the ESPP.

I am familiar with the provisions of the ESPP and hereby agree to participate in the ESPP subject to all of the provisions thereof. I understand that the effectiveness of this Non-U.S. Addendum and Enrollment/Change Form is dependent upon my eligibility to participate in the ESPP. Furthermore, I hereby consent to receive ESPP documents by electronic delivery. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the ESPP, the delivery of documents via e-mail or such other delivery determined at the Company’s discretion. I acknowledge that I may receive from the Company a paper copy of any documents delivered electronically at no cost if I contact the Company by telephone, through a postal service or electronic mail at [insert email]. I further acknowledge that I will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, I understand that I must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, I understand that my consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if I have provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at [insert email]. Finally, I understand that I am not required to consent to electronic delivery.

Section II

ADDITIONAL TERMS AND CONDITIONS TO THE ENROLLMENT FORM

FOR NON-US PARTICIPANTS

OF THE

NIMBLE STORAGE, INC. 2013 EMPLOYEE STOCK PURCHASE PLAN

TERMS AND CONDITIONS

This Section II of the Non-U.S. Addendum, which is part of the Enrollment/Change Form, includes additional terms and conditions of the Enrollment/Change Form that apply if you are resident in the countries listed below. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the ESPP and the Enrollment/Change Form.

NOTIFICATIONS

This Section II of the Appendix also includes information regarding exchange control and certain other issues of which you should be aware with respect to your participation in the ESPP. The information is based on the securities, exchange control and other laws in effect in the respective countries as of December 1, 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information in this Non-U.S. Addendum as the only source of information relating to the consequences of your participation in the ESPP because such information may be out-of-date when you purchase shares of Common Stock and/or you sell any shares acquired under the ESPP.

In addition, the information contained herein is general in nature and may not apply to your particular situation. As a result, the Company is not in a position to assure you of any particular result. You are therefore advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation.

Finally, if you are a citizen or resident of a country other than that in which you are currently working, the information contained herein may not apply to you.

COUNTRY-SPECIFIC LANGUAGE

Below please find country specific language that applies to participants in the following countries: Australia, Canada, Denmark, France, Germany, The Netherlands, New Zealand, Singapore, Sweden and the United Kingdom.

AUSTRALIA

Terms and Conditions

Prospectus Information. The written or other materials provided to you in connection with the purchase rights granted to you have been prepared for the purpose of complying with the relevant United States securities regulations and applicable stock exchange requirements. The information disclosed may not be the same as that which must be disclosed in a prospectus prepared under Australian law.

Notifications

Securities Law Information. If you acquire shares of Common Stock and offer the shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. You should obtain legal advice on disclosure obligations prior to making any such offer.

Exchange Control Information. Exchange control reporting is required for cash transactions exceeding A$10,000 and international fund transfers. The Australian bank assisting with the transaction will file the report. If there is no Australian bank involved in the transfer, you will be required to file the report.

CANADA

Terms and Conditions

There are no country-specific terms and conditions.

Notifications

There are no country-specific notifications.

DENMARK

Terms and Conditions

Employer Statement. The Employer Statement contains additional terms and conditions that govern your purchase rights and participation in the ESPP. Please review that document carefully.

Notifications

Exchange Control Information. If you establish an account holding shares or an account holding cash outside Denmark, you must report the account to the Danish Tax Administration. The form to be used for such reporting can be obtained from a local bank. Please note that these obligations are separate from and in addition to the obligations described below.

Securities/Tax Reporting Information. If you hold shares of Common Stock acquired under the ESPP in a brokerage account with a broker or bank outside Denmark, you are required to inform the Danish Tax Administration about the account by filing a Form V (Erklaering V) with the Danish Tax Administration. The Form V must be signed both by you and the applicable broker or bank where the account is held. By signing the Form V, the broker or bank undertakes to forward information to the Danish Tax Administration concerning the shares in the account without further request each year. By signing the Form V, you authorize the Danish Tax Administration to examine the account.

In addition, if you open a brokerage account (or a deposit account with a U.S. bank) for the purpose of holding cash outside Denmark, you are also required to inform the Danish Tax Administration of this account by filing a Form K (Erklaering K) with the Danish Tax Administration. The Form K must be signed both by you and the applicable broker or bank where the account is held. By signing the Form K, the broker/bank undertakes an obligation, without further request each year, to forward information to the Danish Tax Administration concerning the content of the account. By signing the Form K, you authorize the Danish Tax Administration to examine the account.

FRANCE

Terms and Conditions

Data Privacy. This language applies to a participant in the ESPP:

“Data Privacy. (a) You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this ESPP and Enrollment/Change Form and any other award materials by and among, as applicable, the employer, the Company and its Affiliates, for the exclusive purpose of implementing, administering and managing your participation in the Plan.

(b) You understand that the Company and the employer may hold (but only process or transfer to the extent required or permitted by local law) the following personal information about you: your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all purchase rights or any other entitlement to shares of Common Stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”).

(c) You understand that Data will be transferred to third parties assisting the Company with the implementation, administration and management of the ESPP, including             . You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than those that apply in your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the Company and any other possible recipients which may assist the Company to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the ESPP. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the ESPP. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the ESPP. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

French translation:

Protection des Données. (a) Vous consentez expressément et sans réserve, à la collecte, l’utilisation et transfert, électronique ou sous une autre forme, de vos Données personnelles telle que décrites dans ce ESPP et ce Formulaire d’Inscription/de Changements, par et entre, selon ce qui est applicable, l’Employeur, la Société et les Sociétés Affiliées, dans l’unique intention de mettre en œuvre, administrer et gérer votre participation au Plan.

(b) Vous comprenez que la Société, ses Filiales et Sociétés Affiliées détiennent (mais ne font que traiter et transférer dans les limites requises ou prévues en vertu des règles applicables localement) le traitement des données personnelles suivantes vous concernant: nom, adresse personnelle et numéro de téléphone, date de naissance, numéro de sécurité sociale ou autre numéro d’identification , salaire, nationalité, poste, informations sur les actions ou mandats détenus dans la Société, le détail de toutes les “options” ou tout autre droit sur des Actions attribué, annulé, exercé , exerçable ou non (vested , unvested), ou échu, afin de mettre en œuvre, administrer et gérer le ESPP (ci après “les Données”).

(c) Vous comprenez que les Données pourront être transférées à toute partie tierce assistant dans la mise en œuvre, l’administration et la gestion du ESPP, ceci comprenant les sociétés:             . Vous comprenez que ces destinataires pourront être situés aux Etats–Unis ou ailleurs, et que le pays du destinataire des Données (e.g les Etats-Unis) pourrait avoir des droits relatifs à la protection des données personnelles différents de ceux applicables dans votre pays. Vous comprenez que vous pourrez demander une liste avec les noms et adresses des potentiels destinataires des Données en contactant un représentant local des ressources humaines. Vous autorisez la Société et tous ses éventuels destinataires à recevoir, posséder, utiliser, garder et transférer les Données, dans une forme électronique ou autre, afin de mettre en œuvre, administrer et gérer votre participation au sein du ESPP. Vous comprenez que les Données seront détenues aussi longtemps que nécessaire pour mettre en œuvre, administrer et gérer votre participation au sein de ESPP. Vous comprenez pouvoir, à tout moment, accéder aux Données, demander des informations supplémentaires sur leur conservation et leur traitement, demander toute modification nécessaire, ou bien refuser ou retirer votre accord, en tout état de cause sans aucun frais, en contactant un représentant local des ressources humaines. Vous comprenez néanmoins, que refuser ou retirer votre accord pourra affecter votre faculté de participation au ESPP. Pour plus d’information sur les conséquences de ce refus ou de votre retrait d’accord, vous comprenez que vous pourrez contacter votre représentant local des ressources humaines à ce sujet.”

Notifications

Exchange Control Information. If you import or export cash (e.g., sales’ proceeds received under the ESPP) with a value equal to or exceeding €7,600 and do not use a French financial institution to do so, you must submit a report to the customs and excise authorities. If you maintain a foreign bank account, you are required to report such account to the French tax authorities when filing your annual tax return.

GERMANY

Terms and Conditions

There are no country-specific terms and conditions.

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If you use a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of shares acquired under the Plan, the bank will file the report for you. In addition, you must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis.

THE NETHERLANDS

Terms and Conditions

There are no country-specific terms and conditions.

Notifications

Insider-Trading Notification. You should be aware of the Dutch insider-trading rules, which may impact the sale of shares of Common Stock acquired under the ESPP. In particular, you may be prohibited from effectuating certain transactions involving shares if you have inside information about the Company. If you are uncertain whether the insider-trading rules apply to you, you should consult your personal legal advisor. By accepting the Subscription Agreement and participating in the ESPP, you acknowledge having read and understood this notification and acknowledge that it is your responsibility to comply with the Dutch insider-trading rules.

NEW ZEALAND

Terms and Conditions

There are no country-specific terms and conditions.

Notifications

Please review the New Zealand notice document.

SINGAPORE

Terms and Conditions

There are no country-specific terms and conditions.

Notifications

Director Notification. If you are a director (as the term is defined under Singapore law) of a Singapore incorporated company which is a related corporation of the Company (a “Singapore Related Company”), you are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Related Company in writing when you acquires an interest (e.g., purchase rights or shares) in the Company. In addition, you must notify the Singapore Related Company when you sell or dispose of shares of Common Stock of the Company. These notifications must be made within two (2) days of acquiring or disposing of any interest in the Company. In addition, a notification of your interests in the Company must be made within two (2) days of becoming a director of the Singapore Related Company.

SWEDEN

Terms and Conditions

There are no country-specific terms and conditions.

Notifications

There are no country-specific notifications.

UNITED KINGDOM

Terms and Conditions

There are no country-specific terms and conditions.

Notifications

There are no country-specific notifications.